[EXECUTION COPY]


                          INTERCREDITOR AGREEMENT

     THIS INTERCREDITOR AGREEMENT, dated as of May 10, 1996 (this "Agreement"), among American Bank National Association, as trustee (the "Indenture Trustee") under the Indenture (as hereinafter defined), First Security Bank of Utah, as trustee (under the Master Trust Vessel Agreement dated the date hereof with Agent) and mortgagee (the "Vessel Trustee") under the Third Mortgage (as hereinafter defined), any lender that constitutes a "Pari Passu Lender" under the Indenture and who becomes a signatory to this Agreement (a "Pari Passu Lender"), Grand Casinos, Inc., a Minnesota corporation ("GCI"), under the GCI First Mortgage (as hereinafter defined), GCA Acquisition Subsidiary, Inc., a Minnesota corporation and successor by merger to Gaming Corporation of America ("GCA"), under the GCA First Mortgage (as hereinafter defined), the Mortgagor (as hereinafter defined) and BA Leasing & Capital Corporation, as Agent (the "Agent") under the Participation Agreement (as hereinafter defined) for certain lenders named therein (the "Lenders") and acknowledged and accepted by each of Grand Casinos Resorts, Inc., Grand Casinos of Mississippi, Inc. - Gulfport, Grand Casinos of Mississippi, Inc. - Biloxi, Grand Casinos Biloxi Theater, Inc., GCI Biloxi Hotel Acquisition Corporation, GCI Gulfport Hotel Acquisition Corporation, Mille Lacs Gaming Corporation, Grand Casinos of Louisiana, Inc. - Tunica - Biloxi, Grand Casinos of Louisiana, Inc. - Coushatta, GCA (collectively and together with GCA, the "Guarantors"), and BL Development Corp. (the "Mortgagor"; and together with the Guarantors, collectively, the "Subsidiaries" and individually, a "Subsidiary"),

                       W  I  T  N  E  S  S  E  T  H:

     WHEREAS, Mortgagor has granted a First Preferred Fleet Mortgage to GCI covering the certain barges more fully described therein (the "Barges"), dated as of February 9, 1995, filed for record at the Port of St. Louis, Missouri on February 14, 1995 and recorded in Book 9502, Page 338, as amended by that certain First Amendment to First Preferred Fleet Mortgage dated August 16, 1995 and filed of record at the Port of New Orleans on August 31, 1995, and recorded in Book 9509, Page 97, and as further amended by that certain Second Amendment to First Preferred Fleet Mortgage dated November 30, 1995, and filed for record at the National Vessel Documentation Center on December 6, 1995, and recorded in Book 96-03, Page 806 (collectively, the "GCI First Mortgage");

     WHEREAS, Mortgagor has granted a First Preferred Fleet Mortgage to GCA covering the Barges, dated as of February 9, 1995, filed for record at the Port of St. Louis, Missouri on February 14, 1995 and recorded in Book 9502, Page 337, as amended by that certain First Amendment to First Preferred Fleet Mortgage dated August 16, 1995 and filed of record at the Port of New Orleans on August 31, 1995, and recorded in Book 9509, Page 96, and as further amended by that certain Second Amendment to First Preferred Fleet Mortgage dated November 30, 1995, and filed for record at the National Vessel Documentation Center on December 6, 1995, and recorded in Book 96-03, Page 804 (collectively, the "GCA First Mortgage"; and together with GCI First Mortgage, collectively referred to as the "First Mortgages");

     WHEREAS, GCI has issued its 10 1/8% First Mortgage Notes due December 1, 2003 (collectively, the "First Mortgage Notes") under that certain indenture dated as of November 30, 1995, by and among GCI, the Subsidiaries (as defined therein) and the Indenture Trustee (the "Indenture");

     WHEREAS, in connection with the execution and delivery of the Indenture, GCI and GCA have irrevocably transferred and assigned the GCI First Mortgage and the GCA First Mortgage, respectively, to the Indenture Trustee pursuant to (i) that certain Assignment of First Preferred Fleet Mortgage dated as of November 30, 1995, executed by GCI in favor in the Indenture Trustee and filed for record at the National Vessel Documentation Center on December 7, 1995 and recorded in Book 96-03, Page 807 (the "GCI Assignment") and (ii) that certain Assignment of First Preferred Fleet Mortgage dated as of November 30, 1995, executed by GCA in favor of the Indenture Trustee and filed for record at the National Vessel Documentation Center on December 7, 1995 and recorded in Book 96-03, page 805 (the "GCA Assignment");

     WHEREAS, pursuant to Section 4.20(c) of the Indenture (relating to redocumentation of the Barges upon completion of the casino), GCI shall as soon as practical submit to the United States Coast Guard an application and any other materials/ documents to request a redocumentation of the Barges (following such redocumentation, the Barges shall be referred to as the "Vessel") and the Indenture Trustee will file a preferred ship mortgage subject only to the First Mortgages (the "Second Mortgage" together with the First Mortgages, collectively, the "Indenture Trustee Mortgages") with respect to the Vessel;

     WHEREAS, pursuant to that certain Deed of Trust, Assignment of Rents and Security Agreement (Tunica, Mississippi) dated as of November 30, 1995 (the "Indenture Deed of Trust") among the Mortgagor, as Trustor, James K. Merrihew, an individual as Trustee, and the Indenture Trustee (the "Indenture Deed of Trust"), the Mortgagor has granted a first priority lien for the benefit of the Indenture Trustee on certain real and personal property of the Mortgagor located in Tunica County, Mississippi and more fully described therein (the "Indenture Deed of Trust Collateral"), excluding expressly, however, any FF&E (as such term is defined in the Indenture Deed of Trust and herein referred to as "FF&E") which is the subject of an FF&E Financing Agreement permissible under the terms of the Indenture (herein referred to as an "FF&E Financing Agreement");

     WHEREAS, subject to the terms and provisions of the Indenture, GCI and its Restricted Subsidiaries (as such term is defined in the Indenture) are permitted to, among other things, incur capital lease obligations from other sources to finance the costs of various improvements and equipment;

     WHEREAS, GCI and the Subsidiaries may from time to time provide one or more Pari Passu Lenders with a lien and security interest in certain real and personal property of GCI, the Mortgagor and the other Subsidiaries (the "Pari Passu Collateral"), as more fully described in an intercreditor agreement, to be executed and amended from time to time, (each a "Pari Passu Intercreditor Agreement"), among the Indenture Trustee, GCI, the Subsidiaries and each Pari Passu Lender in the form contemplated by and attached to the Indenture, as security for certain Indebtedness (as such term is defined in the Indenture and herein referred to as "Indebtedness") owing to the Pari Passu Lender (the "Pari Passu Indebtedness") pursuant to certain agreements, documents and instruments among GCI, the Subsidiaries and the Pari Passu Lender to be executed and delivered (the "Pari Passu Collateral Agreements");

     WHEREAS, GCI intends to grant each Pari Passu Lender as security for the Pari Passu Indebtedness, among other things, a preferred ship mortgage on the Vessel pari passu with the Indenture Trustee Mortgages (each a "Pari Passu Second Mortgage");

     WHEREAS, subject to the terms and conditions set forth below, the Agent on behalf of the Lenders hereby consents to the recordation and filing of each Pari Passu Second Mortgage;

     WHEREAS, GCI, the Mortgagor and the Subsidiaries have entered into that certain Participation Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the "Participation Agreement"), with the Agent, Hancock Bank, not in its individual capacity but solely as Trustee (the "Trustee"), and the Co-Agents, the Lead Manager and the Lenders named therein, for the purpose of obtaining funds for construction and acquisition financing for a hotel and equipment associated with Grand Casino Tunica Resort in Tunica County, Mississippi being developed by the Mortgagor;

     WHEREAS, the Participation Agreement requires, among other matters, (i) that each Lender advance funds to the Trustee to fund the acquisition of certain equipment described on Schedule 1 hereto (including all substitutions, replacements, modifications and alterations thereof, all additions or accessions thereto, all related bills of sale, purchase orders, purchase agreements and documents of title thereto, and all proceeds, including, without limitation, insurance proceeds derived therefrom, collectively, the "Barge Equipment"), (ii) that the Trustee enter into a lease, dated the date hereof (as amended or modified, the "Capital Lease") with Mortgagor for such Barge Equipment, with a lease term ending March 30, 2002, (iii) that the Trustee assign all of its right, title and interest in the Barge Equipment, the Capital Lease, the guaranty of the Capital Lease made by GCI and all other rights to the Agent as collateral security for the advances made by the Lenders pursuant to a loan agreement, dated the date hereof, and (iv) that the Trustee collateralize the advances to the Agent for the benefit of the Lenders by granting a lien and security interest against the Barge Equipment pursuant to that certain Security Agreement and Assignment of Rents, the Third Mortgage and the Deed of Trust and Security Agreement, each dated the date hereof, among the Agent and the Trustee as beneficiaries, and the Lessee and Trustee, as borrowers;

     WHEREAS, pursuant to the Partial Release of the Deed of Trust and Collateral Documents dated the date hereof (the "Partial Release"), the Indenture Trustee has, among other things, released its liens on the Barge Equipment under its Collateral Documents (as defined in the Indenture, but specifically excluding the Indenture Trustee Mortgages);

     WHEREAS, because certain restrictions under maritime law prevent the Indenture Trustee from granting a partial release of its liens with respect to the Barge Equipment under the Indenture Trustee Mortgages, the Indenture Trustee has agreed to permit the granting of a junior ship mortgage by the Mortgagor to the Vessel Trustee for the benefit of the Lenders in and to the whole of the Vessel for purposes of providing a lien with respect to the Barge Equipment under and to the extent that the Vessel is governed by the Ship Mortgage Act; and

     WHEREAS, pursuant to Section 5.17 of the Participation Agreement (relating to redocumentation of the Barges upon completion of the Casino) the Mortgagor will file and record a preferred mortgage lien (subject only to the First Mortgages, the Second Mortgage and any Pari Passu Second Mortgage) in favor of the Vessel Trustee for the benefit of the Lenders on the Vessel pursuant to that certain Preferred Mortgage, to be entered into concurrently with the redocumentation of the Casino Barges (the "Third Mortgage");

     WHEREAS, the parties hereto (the "Intercreditor Parties") intend to agree hereby, as more fully described herein and subject to the terms and conditions hereof, that:

          (a)  with respect to the Barges and after redocumentation, the
     Vessel:

                (i) as between the Indenture Trustee and the Pari Passu Lenders, on the one hand, and the Vessel Trustee, on the other hand, (x) the Indenture Trustee and the Pari Passu Lenders shall have a first priority lien on the Vessel, and (y) the Vessel Trustee shall have a second priority lien on the Vessel;

               (ii) as between the Vessel Trustee, on the one hand, and GCI and GCA, on the other hand, (x) the Vessel Trustee shall have a first priority lien on the Vessel and (y) GCI and GCA (to the extent of their interests in the First Mortgages) shall have a second priority lien on the Vessel; and

          (b) with respect to the Barge Equipment, the Indenture Trustee acknowledges (i) that the Capital Lease, the Participation Agreement and ancillary documents constitute FF&E Financing Agreements (which expressly require the release of the Indenture Trustees' liens except as limited in this Agreement and the Partial Release) and (ii) the Barge Equipment constitutes FF&E and, therefore, the Indenture Trustee shall have no lien or other security interest in the Barge Equipment, except as reserved under the Partial Release with respect to the Indenture Trustee Mortgages, and then only under such Mortgages for purposes of the Ship Mortgage Act, subject, however, to the rights in the proceeds of the Vessel and the Barge Equipment pursuant to the terms of this Agreement;

          (c) as between the Agent and each Pari Passu Lender, the Pari Passu Lender shall have no lien or any other security interest in the Barge Equipment, other than pursuant to the Pari Passu Second Mortgage, regardless of the terms of any of the Pari Passu Intercreditor Agreement or the Pari Passu Collateral Documents; and

          (d) without limiting the validity and enforceability of the GCI Assignment or the GCA Assignment or the rights of the Indenture Trustee under each Indenture Trustee Mortgage or under clause (a)(i) above, as between the Agent, on the one hand, and GCI and GCA, on the other hand, (x) the Agent shall have a first priority lien on the Barge Equipment and (y) neither GCI nor GCA shall have a lien or other security interest on the Barge Equipment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Intercreditor Parties agree as follows:

     Section 1. Effect of this Agreement. The priorities of the liens, mortgages, pledges or security interests established, altered or specified herein are applicable irrespective of:

          (a)  the time or order of attachment or perfection thereof;

          (b)  the method of perfection;

          (c) the time or order of filing or recording of financing statements, mortgages or other instruments;

          (d) any amendments to the liens, mortgages or security interest established, altered or specified herein, provided that such amendment does not alter the aggregate principal amount of the Indebtedness secured by such lien, mortgage or security interest; or

          (e) the time or order of foreclosure, taking of possession or the exercise of any remedy;

provided, however, that the priorities of any liens, mortgages or security interests which are not established, altered or specified herein shall be unaffected and shall exist and continue in accordance with applicable law. The agreements in Section 2 hereof are solely for the purpose of establishing the relative priorities of the interests of the Intercreditor Parties in the Vessel and the Barge Equipment (collectively, the "Intercreditor Collateral") and do not alter or amend any right which the Intercreditor Parties, or any one of them, have against parties not a signatory hereto.

     Section 2.  The Vessel and the Barge Equipment.

          (a)  Priority of Liens.

               (i) So long as any Indebtedness with respect to the Indenture or any Pari Passu Indebtedness remains outstanding and unpaid, the lien, mortgage, pledge or security interest of the Indenture Trustee and the Pari Passu Lenders with respect to the Intercreditor Collateral pursuant to the Indenture Trustee Mortgages and the Pari Passu Second Mortgages shall be prior to the lien, mortgage, pledge or security interest of the Vessel Trustee with respect to the Intercreditor Collateral pursuant to the Third Mortgage.

               (ii) If clause (i) does not apply and so long as any indebtedness contemplated by the Participation Agreement remains outstanding and unpaid, the lien, mortgage, pledge or security interest of the Vessel Trustee with respect to the Intercreditor Collateral pursuant to the Third Mortgage shall be prior to the lien, mortgage, pledge or security interest of GCI and/or GCA with respect to the Intercreditor Collateral pursuant to the First Mortgages.

          (b)  Actions to be Taken.

               (i) Subject to Section 17(b) hereof, so long as any Indebtedness with respect to the Indenture and/or the Pari Passu Indebtedness remains outstanding and unpaid, the Indenture Trustee, or the Controlling Party (as defined in the Pari Passu Intercreditor Agreement if such Pari Passu Intercreditor Agreement is in effect), shall have the sole right without the affirmative consent of the Agent, Vessel Trustee or the Trustee to take or fail to take each of the actions described in this Section 2(b), except as otherwise expressly provided herein:

          (A) Commence an in rem foreclosure proceeding in respect of the Intercreditor Collateral under the Indenture Trustee Mortgages and/or the Pari Passu Mortgages; provided that the Vessel Trustee may file claims and exercise rights to prove such claims under the Third Mortgage in an in rem foreclosure proceeding commenced by the Indenture Trustee or the Controlling Party, as the case may be, or a third party, which in rem proceeding the Indenture Trustee or Controlling Party has joined. The Indenture Trustee or Controlling Party shall control the in rem proceeding, except as provided below. If the Indenture Trustee and/or Controlling Party discontinues such in rem foreclosure proceeding, and such proceedings are actually discontinued, then the Vessel Trustee shall also withdraw its in rem claims under the Third Mortgage.

               Vessel Trustee acknowledges and agrees that it shall not commence an in rem foreclosure proceeding in respect of the Intercreditor Collateral, except as set forth in Sections 2(b)(i)(A) and 2(b)(ii) or as approved in writing by the Indenture Trustee or Controlling Party, as applicable.

          (B) In any proceeding (a "Bankruptcy Proceeding") commenced under the United States Bankruptcy Code, 11 U.S.C. 101 et seq. (the "Bankruptcy Code"), and any other state or federal insolvency, reorganization, moratorium or similar law for the relief of debtors ("Bankruptcy Law"), make a motion to lift the automatic stay (or similar motion under other state or federal laws) in respect of the Intercreditor Collateral; provided that the Vessel Trustee, Trustee and/or Agent on behalf of the Lenders may join in to support any motion made by the Indenture Trustee or Controlling Party to lift the automatic stay (or similar state motion) in respect of the Intercreditor Collateral. Neither Vessel Trustee, Trustee or Agent shall file a similar motion on their own behalf.
               If the automatic stay (or similar state motion) is lifted in respect of the Intercreditor Collateral, Section 2(b)(i)(A) above shall apply.

               (ii) If the Indenture Trustee Mortgages are held invalid and unenforceable for any reason whatsoever, (A) Vessel Trustee may commence an in rem foreclosure proceeding in respect of the Intercreditor Collateral, (B) if such proceeding has been commenced, remain a party to the in rem foreclosure proceeding and control its claims or (C) if a Bankruptcy Proceeding has been commenced, bring a motion to lift the automatic stay against the Intercreditor Collateral or, if the motion has been commenced, control and litigate such claims.

               (iii) Subject to Section 17(a) hereof, each of the Intercreditor Parties agrees to and with each other that none of them shall at any time contest in any manner, under any applicable law, the legal validity, enforceability and priority of each Intercreditor Party's respective ship mortgage and lien as established thereby and hereby or
          (ii) the allocation of proceeds from the sale or other disposition of the Intercreditor Collateral under Section 2(b)(ix) hereof.

               (iv) In the event that the Indenture Trustee or the Controlling Party, if a Pari Passu Intercreditor Agreement is in effect, shall take any action permitted pursuant to Section 2(b)(i) hereof, and shall thereafter realize and receive any proceeds (net of any reasonable collection costs and expenses of sale, including, without limitation reasonable attorney's fees not otherwise paid by the Mortgagor or Guarantor) from the sale or other disposition of the Barge Equipment, all such amounts allocable to the Barge Equipment pursuant to Section 2(b)(viii) or (ix), without taking account of any set off, claims or deductions, and otherwise free and clear of any liens or other security interests created by, through or under the Indenture Trustee or Pari Passu Lender, shall be immediately deposited by the Indenture Trustee or the Controlling Party, as the case may be, in an account notified to the Indenture Trustee or Controlling Party by the Agent, for the sole use by the Agent for the benefit of the Lenders. Each Pari Passu Lender agrees to cause the release of any lien or security interests created by, through or under such party in the foregoing proceeds, if any, upon request by the Agent or the Indenture Trustee.

               (v) Subject to Section 17(b) hereof, if the Indebtedness with respect to the Indenture and the Pari Passu Lenders has been paid in full and discharged, then upon the occurrence and continuance of a Lease Event of Default (as defined in the Capital Lease), the Vessel Trustee shall have the sole right without the affirmative consent of GCA or GCI to take or fail to take the actions described in Section 2.2(b)(i) (A) and (B) above, as if it were the Indenture Trustee and GCA and GCI shall have the same rights that the Vessel Trustee has under such Sections.

               (vi) In connection with Section 2(b)(i) hereof, the Indenture Trustee, each Pari Passu Lender, GCI, GCA and the Mortgagor shall at all times permit the Agent and the Vessel Trustee and their employees, agents and representatives to have full access to the Intercreditor Collateral in order to assemble, remove and/or dispose of the Barge Equipment under all applicable laws.

               (vii) In the event the Vessel Trustee shall take any action permitted pursuant to Section 2(b)(iii), and shall thereafter realize any proceeds (net of any reasonable collection costs and expenses of sale, including, without limitation reasonable attorney's fees and any appraisal expenses incurred pursuant to Section 2(b)(vi) below not otherwise paid by the Mortgagor or Guarantor) from the sale or other disposition of the Intercreditor Collateral, all such amounts attributable to the Intercreditor Collateral, without taking account of any set off, claims or deductions, and otherwise free and clear of any liens or other security interests of the Indenture Trustee or the Pari Passu Lenders or any other party, except the Agent, shall be applied to repayment of the indebtedness contemplated by the Participation Agreement and any remaining amounts realized from the sale or other disposition of the Vessel shall be applied to the repayment of GCI and GCA Indebtedness, pro rata in accordance with the principal amounts owing to each.

               (viii) In the event the Barge Equipment is sold or otherwise disposed of pursuant to Section 2(b)(iv) in such manner that the Barge Equipment is separately sold, then the proceeds from such Barge Equipment shall be deposited in accordance with Section 2(b)(iv).

               (ix) In the event of a sale or other disposition of the Intercreditor Collateral as a whole pursuant to Section 2(b)(i) hereof, then the total net proceeds from the sale or other disposition of the Intercreditor Collateral shall be allocated between the Vessel Trustee, on the one hand, and the Indenture Trustee or the Controlling Party and the Pari Passu Lender, on the other hand, by multiplying the net proceeds realized from the sale or other disposition of the Intercreditor Collateral times the Vessel Trustee Sharing Percentage and the Controlling Party Sharing Percentage, with the former amount being paid to the Vessel Trustee for the benefit of the Agent and the Lenders and the latter amount being paid to the Controlling Party (or the Indenture Trustee for application in accordance with the applicable Pari Passu Intercreditor Agreements).

               "Vessel Trustee Sharing Percentage" for any date with respect to the net proceeds from the sale or other disposition of the Intercreditor Collateral means the percentage specified for the Vessel Trustee in Exhibit A hereto for the date coinciding with or next preceding the date of the transfer of title to the Intercreditor Collateral pursuant to such sale or other disposition.

               "Controlling Party Sharing Percentage" for any date with respect to the net proceeds from the sale or other disposition of the Intercreditor Collateral means the percentage specified for the Controlling Party (including the Indenture Trustee and any Pari Passu Lender) in Exhibit A hereto for the date coinciding with or next preceding the date of the transfer of title to the Intercreditor Collateral pursuant to such sale or other disposition.

               Notwithstanding anything in this Section 2(b)(ix) to the contrary, if the Indenture Trustee or Controlling Party is dismissed from or not a party to an in rem foreclosure proceeding as a result of the invalidity or unenforceability of the Indenture Trustee Mortgages and the Vessel Trustee successfully forecloses on the Intercreditor Collateral, the Vessel Trustee shall share the net proceeds from the sale of the Intercreditor Collateral as a whole as follows: the Vessel Trustee shall be entitled to receive an amount equal to the Vessel Trustee Percentage Share times the net proceeds realized from the sale or other disposition of the Intercreditor Collateral and the Indenture Trustee or Controlling Party, as applicable, shall receive the remaining amount of net proceeds received by the Vessel Trustee from such sale or other disposition.

               (x) Except as otherwise expressly provided herein, neither the Vessel Trustee nor the Agent shall exercise any remedies under the Third Mortgage in respect of the Vessel (excluding the Barge Equipment), although it may exercise remedies under the Third Mortgage or any other collateral document in respect of the Barge Equipment.

     Section 3.  Acknowledgement of FF&E Financing Agreements.

          (a) The Intercreditor Parties agree and acknowledge that the Capital Lease and the Participation Agreement constitute FF&E Financing Agreements, and the Barge Equipment constitutes FF&E and, therefore, the Indenture Trustee shall have no lien or other security interest in the Barge Equipment, except as reserved under the Partial Release with respect to the Indenture Trustee Mortgages, and then only under such Mortgages and this Agreement for purposes of the Ship Mortgage Act. Neither the Indenture Trustee nor any Pari Passu Lender shall have any liens, security interests or related rights in the Barge Equipment that may otherwise arise under applicable real estate laws, the Uniform Commercial Code as in effect in the governing jurisdiction or any other law, except as may otherwise be provided under the Indenture Trustee Mortgages, the Pari Passu Mortgages and the Ship Mortgage Act. The Indenture Trustee and each of GCI and the Subsidiaries agrees to execute and deliver each and every necessary document, instrument and agreement necessary, in the opinion of the Agent to evidence the foregoing release of any such lien or security interest as of the date hereof, including, without limitation, all such documents, instruments or agreements required in connection with the terms and conditions of the Indenture or any of the related Collateral Documents (as defined in the Indenture) with respect to any such release.

          (b) So long as any indebtedness contemplated by the Participation Agreement remains outstanding and unpaid, neither GCI nor any Subsidiary shall grant to the Indenture Trustee or any Pari Passu Lender on or after the date hereof any lien, mortgage, pledge or security interest with respect to the Barge Equipment except (i) Pari Passu Second Mortgages in accordance with the terms of the Indenture and this Agreement and (ii) any document or instrument required under any "further assurances" provision of the Indenture Trustee Mortgages and any Pari Passu Second Mortgage.

     Section 4. Other Rights and Remedies. Each of the Intercreditor Parties agrees not to take any action whatsoever to enforce any of its rights in respect of the Vessel under any ship's mortgage, except in accordance with Section 2 hereof; provided, however, that this Agreement shall not prevent any party hereto from enforcing or exercising any right or remedy with respect to any collateral which is not the Vessel. Nothing contained herein is intended to alter the respective rights and obligations of either the Indenture Trustee or the Pari Passu Lender vis-a-vis each other with respect to the Pari Passu Intercreditor Agreement.

     Section 5. Money to be Held in Trust. GCI and each Subsidiary agree that if any Intercreditor Party receives any money, funds or other property in respect of the Vessel in violation of the terms and conditions of this Agreement, such money, funds or other property shall not discharge any secured obligation held by the Intercreditor Party receiving such money, funds or other property. In the event that any payment in respect of, or distribution to, an Intercreditor Party is made in breach of Section 2 hereof before all Indebtedness secured by Intercreditor Collateral is paid in full, such payment or distribution shall be held in trust for the benefit of, and shall be paid over to, the Intercreditor Parties in accordance with Section 2 hereof.

     Section 6. Communications. Each of the Intercreditor Parties agrees to transmit to each of the other Intercreditor Parties a copy of any communication sent by such party to GCI, any Subsidiary or any other Person (contemporaneously with the transmittal of any such communication) with respect to any event of default any acceleration of any Indebtedness, or any notice of sale of any Intercreditor Collateral as a result of a default. Any failure by any Intercreditor Party to furnish a notice pursuant to this Section 6 hereof shall in no way diminish the rights of such party hereunder.

     Section 7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, and shall be binding upon and inure to, the benefit of the Intercreditor Parties, GCI, the Subsidiaries, and their respective successors, designees and assigns.

     Section 8. UCC Terms. All terms used herein which are defined in the New York Uniform Commercial Code shall have the meanings therein stated, unless the context otherwise requires.

     Section 9. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be given by personal delivery or United States mail, first class, registered or certified, postage prepaid, return receipt requested, addressed to the parties at the addresses indicated on the signature pages hereof. Each such notice or other communication shall be deemed given on (a) the date of receipt of personal delivery thereof, or (b) if not by mail (as aforesaid), the date which is three (3) business days after such communication is deposited in the mail postage prepaid as aforesaid). Any party may change its address for notice by notice to the other Intercreditor Parties in accordance with the foregoing.

     Section 10. Additional Actions. Each of the Intercreditor Parties (including the Indenture Trustee), upon the request of any Intercreditor Party, shall execute and deliver and cause to be recorded in all applicable filing offices an intercreditor agreement substantially in the form of this Agreement, which intercreditor agreement shall be effective if and only if all Intercreditor Parties shall have executed and delivered the same or a counterpart thereof. Simultaneously with the repayment or other discharge of any Indebtedness and other obligations secured by any Intercreditor Collateral, the Intercreditor Party whose Indebtedness is so repaid or discharged shall execute and deliver such instruments as may be reasonably required by any of the other Intercreditor Parties to release or extinguish such Intercreditor Party's interest in the Intercreditor Collateral.

     Section 11. No Liability. No Intercreditor Party shall be liable to any other Intercreditor Party for any action taken by it, including the payment of any monies hereunder, in connection with this Agreement, provided the same was taken in good faith and did not constitute gross negligence or willful misconduct.

     Section 12. Confirmation of Rights. Except as otherwise provided in this Agreement, each Intercreditor Party shall have the right to alter or amend its respective loan agreements (including leases) and documents and to release or take additional collateral pursuant thereto. Nothing in this agreement is intended to alter or amend the obligations of any Intercreditor Party with respect to GCI or any of its Subsidiaries under its respective loan agreements (including leases) and documents. Except as expressly stated in this Agreement, nothing herein is intended to confer upon GCI or any of its Subsidiaries any right or benefit with respect to any other Intercreditor Party, and GCI and its Subsidiaries hereby acknowledge that except as to such rights, they have no right to enforce the terms hereunder against any Intercreditor Party. Except as limited by this Section 12, the signatures of the Subsidiaries of GCI hereto (except GCA which is an Intercreditor Party) are merely to acknowledge this Agreement, which is for the sole benefit of the Intercreditor Parties.

     Section 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     Section 14. Headings. The headings of the parts of this Agreement are for convenience only and shall have no legal effect or otherwise be used in connection with the construction or interpretation of this Agreement. Indenture Trustee, on the one hand, and Vessel Trustee, on the other hand, agree to give to the other party written notice at least 10 days prior to (or contemporaneously within the event of exigent circumstances) the commencement of any foreclosure proceedings in respect of the Intercreditor Collateral.

     Section 15. Notices; Indemnification. Each of the Intercreditor Parties covenant to keep the proceeds of the Vessel free of all liens, claims, deductions or set-off created by, through or under each of them and any losses suffered as a result any such lien shall be indemnified by such person.

     Section 16. Pari Passu Lender Bound by This Agreement. By executing and delivering signature pages to this Agreement, countersigned by the parties hereto, each Pari Passu Lender who signs this Agreement agrees to be bound by the terms and conditions of this Agreement as of the date it obtained an interest in the Intercreditor Collateral.

     Section 17.  Termination of this Intercreditor Agreement.

          (a) Notwithstanding anything in this Agreement to the contrary, the Trustee, Vessel Trustee, Agent and any Lender shall have the right to contest in an appropriate judicial or administrative forum (including in a Bankruptcy Proceeding) (i) the characterization of the Casino Barges (or after redocumentation, the Vessel) as a "vessel" under the Ship Mortgage Act and/or general maritime law or (ii) whether the Barge Equipment constitutes "appurtenances" under maritime law.

          (b) Upon a final, non-appealable determination by a court or administrative authority of competent jurisdiction that the Casino Barges (or the Intercreditor Collateral, after redocumentation) is not a "vessel" under the Ship Mortgage Act and general maritime law, or the Barge Equipment is not an "appurtenance" to such Vessel, this Agreement shall terminate and all of the rights and obligations of the Intercreditor Parties under this Agreement shall become unenforceable.



               [Remainder of Page Intentionally Left Blank]



     IN WITNESS WHEREOF, the Indenture Trustee, the Agent, the Vessel Trustee, the Trustee, any Pari Passu Lender and GCI and GCA have caused this Agreement to be duly executed as of the date first above written.


                              INTERCREDITOR PARTIES


                              BA LEASING & CAPITAL CORPORATION,  as Agent



                              By: /s/ DAVID F. SCULLY
                              Name: David F. Scully
                              Title: Vice President

                              Address for notices:
                              BA Leasing & Capital Corporation
                              Four Embarcadero Center
                              Suite 1200
                              San Francisco, CA  94111

                              Attention:  Sonia Delen, Assistant Vice President
                              Telephone:  (415) 765-7372
                              Facsimile:  (415) 765-7373



                              AMERICAN BANK NATIONAL ASSOCIATION,
                                   as Indenture Trustee



                              By:   /s/ FRANK P. LESLIE III
                              Name: Frank P. Leslie III
                              Title: Vice President


                              By:
                              Name:
                              Title:

                              Address for notices:
                              American Bank National Association
                              101 East Fifth Street
                              St. Paul, MN  55101

                              Attention:  Frank P. Leslie III, VP
                              Telephone:  (612) 229-2600
                              Facsimile:  (612) 229-6415



                              FIRST SECURITY BANK OF UTAH, N.A.,
                                in its capacity as Vessel Trustee


                              By:     /s/ GREG A. HAWLEY
                              Name:   Greg A. Hawley
                              Title:  Vice President

                              Address for notices:
                              79 South Main Street
                              Salt Lake City, Utah 84111


                              Attention: Corporate Trust Services
                              Telephone: (801) 246-5630
                              Facsimile: (801) 246-5053




                              GRAND CASINOS, INC.


                              By:   /s/ TIMOTHY J. COPE
                              Name: Timothy J. Cope
                              Title: Chief Financial Officer

                              Address for notices:
                              13705 First Avenue North
                              Plymouth, MN  55441

                              Attention:  Timothy J. Cope
                              Telephone:  (612) 449-7030
                              Facsimile:  (612) 449-7022




                              GCA ACQUISITION SUBSIDIARY, INC.,
                                as Guarantor


                              By:   /s/ TIMOTHY J. COPE
                              Name: Timothy J. Cope
                              Title: Chief Financial Officer

                              Address for notices:
                              13705 First Avenue North
                              Plymouth, MN  55441

                              Attention:  Timothy J. Cope
                              Telephone:  (612) 449-7030
                              Facsimile:  (612) 449-7022


                              BL DEVELOPMENT CORP.


                              By:   /s/ TIMOTHY J. COPE
                              Name: Timothy J. Cope
                              Title: Chief Financial Officer

                              Address for notices:
                              13705 First Avenue North
                              Plymouth, MN  55441

                              Attention:  Timothy J. Cope
                              Telephone:  (612) 449-7030
                              Facsimile:  (612) 449-7022



ACKNOWLEDGED AND ACCEPTED:


GRAND CASINOS RESORTS, INC.
GRAND CASINOS OF MISSISSIPPI, INC.-GULFPORT
GRAND CASINOS OF MISSISSIPPI, INC.-BILOXI
GRAND CASINOS BILOXI THEATER, INC.
GCI BILOXI HOTEL ACQUISITION CORPORATION
GCI GULFPORT HOTEL ACQUISITION CORPORATION
GRAND CASINOS OF LOUISIANA, INC.-TUNICA-BILOXI
GRAND CASINOS OF LOUISIANA, INC.-COUSHATTA
MILLE LACS GAMING CORPORATION



By:   /s/ TIMOTHY J. COPE
Name: Timothy J. Cope
Title: Chief Financial Officer